UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

HOLLEY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 495-4081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The management of Holley Inc. (the “Company”), formerly known as Empower Ltd. (“Empower”) prior to the consummation of the previously announced business combination (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger dated March 11, 2021, by and among Empower, Empower Merger Sub I Inc., Empower Merger Sub II LLC, and Holley Intermediate Holdings, Inc., has re-evaluated the Company’s historical application of Accounting Standards Codification 480-10-S99, Distinguishing Liabilities from Equity, to its accounting classification of the redeemable Class A ordinary shares, par value $0.0001 per share (the “Empower Public Shares”), issued as part of the units sold in Empower’s initial public offering on October 9, 2020. Historically, a portion of the Empower Public Shares was classified as permanent equity to maintain stockholders’ equity greater than $5,000,001 on the basis that, pursuant to its amended and restated memorandum and articles of association, Empower will not redeem its Empower Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Pursuant to such re-evaluation, the Company’s management has determined that the Empower Public Shares included certain provisions that require such shares to be classified as temporary equity in their entirety.

Therefore, on December 14, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the previously issued (i) audited balance sheet as of October 9, 2020, as previously revised in Empower’s amended Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2021 (the “Form 10-K/A No. 1”), (ii) audited financial statements as of and for the period ended December 31, 2020 included in the Form 10-K/A No. 1, (iii) unaudited interim financial statements included in Empower’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 19, 2021 (the “Q1 Form 10-Q”), and (iv) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 (the “Q2 Form 10-Q”), filed with the SEC on August 12, 2021 (collectively, the “Affected Periods”), should be restated to report all Empower’s Public Shares as temporary equity and should no longer be relied upon. As such, the Company intends to restate the financial statements for the Affected Periods in (i) an Amendment No. 2 to the Form 10-K/A No. 1, (ii) an Amendment No. 1 to the Q1 Form 10-Q, and (iii) an Amendment No. 1 to the Q2 Form 10-Q, each of which is to be filed with the SEC (collectively, the “Amended Filings”).

The Company’s management has concluded that in light of the classification error described above, a pre-Business Combination material weakness existed in Empower’s internal control over financial reporting and Empower’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Filings.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm during the Affected Periods.

Forward-Looking Statements

Certain statements in this report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the Amended Filings, the impact of the Company’s restatement of certain historical financial statements, and any remediation measures with respect to identified material weaknesses. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Prospectus filed with the SEC filed on July 28, 2021, and that are otherwise described or updated from time to time in the Company’s filings with the SEC. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, nothing in this report should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Dominic Bardos
		Name:	Dominic Bardos
Date: December 14, 2021		Title:	Chief Financial Officer